UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2016

ALPHABET INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37580	61-1767919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Amphitheatre Parkway

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 253-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 9, 2016, Alphabet Inc. (“Alphabet”) closed an underwritten public offering of $2,000,000,000 aggregate principal amount of its 1.998% Notes due 2026 (the “Notes”) pursuant to Alphabet’s registration statement on Form S-3 (File No. 333-209510). The Notes were issued pursuant to an Indenture (the “Indenture”), dated as of February 12, 2016, between Alphabet and The Bank of New York Mellon Trust Company, N.A., as trustee.

The foregoing description of the Indenture is qualified in its entirety by the terms of such agreement, which is filed hereto as Exhibit 4.1 and incorporated herein by reference. The foregoing description of the Notes is qualified in its entirety by reference to the full text of the form of 1.998% Note due 2026 filed hereto as Exhibit 4.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Indenture, dated February 12, 2016, between Alphabet Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.3 of Alphabet Inc.’s Registration Statement on Form S-3 filed on February 12, 2016 (File No. 333-209510)).

4.2	Form of 1.998% Note due 2026.

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP.

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHABET INC.

Date: August 9, 2016	/s/ Ruth Porat
Ruth Porat
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

4.1	Indenture, dated February 12, 2016, between Alphabet Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.3 of Alphabet Inc.’s Registration Statement on Form S-3 filed on February 12, 2016 (File No. 333-209510)).

4.2	Form of 1.998% Note due 2026.

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP.

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1).